UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/29/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

	Shares	Value
Common Stocks—83.2%
Consumer Discretionary—10.2%
Auto Components—0.6%
Lear Corp.	282,500	$29,331,975

Automobiles—3.9%
Ford Motor Co.[1]	7,375,000	88,057,500
General Motors Co.[1]	2,950,000	87,438,000
		175,495,500

Hotels, Restaurants & Leisure—0.6%
Extended Stay America, Inc.	2,097,500	26,868,975

Household Durables—2.6%
Beazer Homes USA, Inc.[2,3]	2,385,000	20,391,750
CalAtlantic Group, Inc.	1,063,604	34,556,494
KB Home	175,000	1,900,500
MDC Holdings, Inc.	1,950,000	42,432,000
PulteGroup, Inc.	1,255,000	21,033,800
		120,314,544

Media—0.1%
Comcast Corp., Cl. A	53,250	2,966,557

Multiline Retail—1.3%
J.C. Penney Co., Inc.[2]	1,975,000	14,338,500
Kohl’s Corp.	712,500	35,446,875
Macy’s, Inc.	200,000	8,082,000
		57,867,375

Specialty Retail—1.1%
Best Buy Co., Inc.[1]	1,635,000	45,665,550
Staples, Inc.	500,000	4,460,000
		50,125,550

Consumer Staples—4.4%
Beverages—0.6%
Coca-Cola Co. (The)	410,000	17,597,200
Molson Coors Brewing Co., Cl. B1	115,350	10,436,868
		28,034,068

Food & Staples Retailing—1.0%
Wal-Mart Stores, Inc.	691,250	45,871,350

Food Products—1.0%
Kraft Heinz Co. (The)[1]	605,000	47,226,300

Household Products—0.5%
Procter & Gamble Co. (The)	265,000	21,647,850

Tobacco—1.3%
Philip Morris International, Inc.[1]	630,000	56,706,300

1   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy—7.0%
Oil, Gas & Consumable Fuels—7.0%
BP plc, Sponsored ADR	1,500,000	$48,555,000
Chevron Corp.[1]	1,065,000	92,090,550
Exxon Mobil Corp.[1]	757,500	58,971,375
Kinder Morgan, Inc.	400,000	6,580,000
Marathon Oil Corp.	1,415,000	13,767,950
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,600,000	70,288,000
Williams Cos., Inc. (The)	1,350,000	26,055,000
		316,307,875

Financials—30.0%
Capital Markets—4.2%
Goldman Sachs Group, Inc. (The)	525,000	84,819,000
KKR & Co. LP4	3,150,000	42,934,500
Morgan Stanley	2,325,000	60,171,000
		187,924,500

Commercial Banks—12.2%
Bank of America Corp.	2,675,000	37,824,500
Citigroup, Inc.[1]	5,250,000	223,545,000
JPMorgan Chase & Co.[1]	3,200,000	190,400,000
Wells Fargo & Co.[1]	2,055,000	103,222,650
		554,992,150

Insurance—7.7%
American International Group, Inc.	790,000	44,619,200
Assured Guaranty Ltd.	5,595,000	133,049,100
Chubb Ltd.	102,250	11,561,408
MBIA, Inc.[2,3]	8,650,000	57,609,000
MetLife, Inc.[1]	2,312,500	103,253,125
		350,091,833

Real Estate Investment Trusts (REITs)—5.5%
Apollo Commercial Real Estate Finance, Inc.	1,700,000	27,030,000
Ashford Hospitality Trust, Inc.	645,000	3,586,200
Blackstone Mortgage Trust, Inc., Cl. A	1,105,000	27,381,900
Colony Capital, Inc., Cl. A	2,725,000	46,951,750
Communications Sales & Leasing, Inc.	1,565,000	30,063,650
iStar, Inc.[2]	2,650,130	27,667,357
NorthStar Realty Finance Corp.	860,000	10,208,200
Starwood Property Trust, Inc.	2,865,000	54,549,600
Two Harbors Investment Corp.	3,125,000	23,750,000
		251,188,657

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp.[2]	2,650,000	17,543,000

Health Care—10.8%
Biotechnology—1.0%
AbbVie, Inc.[1]	800,000	43,920,000

2   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies—1.4%
Medtronic plc	875,000	$66,430,000

Health Care Providers & Services—0.1%
UnitedHealth Group, Inc.	40,500	4,663,980

Pharmaceuticals—8.3%
Allergan plc[2]	120,000	34,131,600
Johnson & Johnson[1]	640,000	66,841,600
Merck & Co., Inc.	2,276,250	115,337,588
Pfizer, Inc.	3,035,000	92,537,150
Roche Holding AG, Sponsored ADR	1,285,000	41,659,700
Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	425,000	26,129,000
		376,636,638

Industrials—4.6%
Aerospace & Defense—0.2%
General Dynamics Corp.	22,500	3,009,825
United Technologies Corp.	67,500	5,919,075
		8,928,900

Airlines—1.5%
United Continental Holdings, Inc.[2]	1,445,000	69,764,600

Commercial Services & Supplies—0.9%
R.R. Donnelley & Sons Co.	2,870,000	40,093,900

Electrical Equipment—0.4%
Eaton Corp. plc	357,500	18,057,325

Industrial Conglomerates—1.4%
General Electric Co.[1]	2,185,255	63,590,920

Marine—0.0%
Costamare, Inc.	80,000	581,600

Road & Rail—0.2%
CSX Corp.	417,500	9,610,850

Information Technology—7.4%
Communications Equipment—1.5%
Cisco Systems, Inc.	1,725,000	41,037,750
QUALCOMM, Inc.	600,000	27,204,000
		68,241,750

Internet Software & Services—0.7%
Alphabet, Inc., Cl. C2	39,250	29,160,787

Semiconductors & Semiconductor Equipment—0.3%
Cypress Semiconductor Corp.[2]	1,197,500	9,412,350
Intel Corp.	177,500	5,506,050
		14,918,400

Software—2.2%
Microsoft Corp.[1]	1,637,520	90,210,977

3   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software (Continued)
Oracle Corp.	300,000	$10,893,000
		101,103,977

Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	962,500	93,689,750
EMC Corp.	755,000	18,701,350
HP, Inc.	455,000	4,418,050
Seagate Technology plc	225,000	6,536,250
		123,345,400

Materials—1.7%
Chemicals—0.6%
EI du Pont de Nemours & Co.	34,997	1,846,442
LyondellBasell Industries NV, Cl. A	275,000	21,441,750
Monsanto Co.	15,500	1,404,300
		24,692,492

Containers & Packaging—0.6%
International Paper Co.	830,000	28,394,300

Paper & Forest Products—0.5%
Domtar Corp.	725,000	23,381,250

Telecommunication Services—4.4%
Diversified Telecommunication Services—4.4%
AT&T, Inc.	2,750,000	99,165,000
CenturyLink, Inc.[1]	1,800,000	45,756,000
Frontier Communications Corp.	9,500,000	43,225,000
Windstream Holdings, Inc.	1,625,000	9,376,250
		197,522,250

Utilities—2.7%
Electric Utilities—2.4%
American Electric Power Co., Inc.	705,000	42,983,850
Edison International[1]	232,500	14,368,500
PPL Corp.	1,415,000	49,609,900
		106,962,250

Independent Power and Renewable Electricity Producers—0.3%
NRG Energy, Inc.	1,450,000	15,428,000
Total Common Stocks (Cost $3,686,230,655)		3,775,933,928

Preferred Stocks—7.5%
Allergan plc, 5.50% Cv., Series A	45,750	43,384,268
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	12,642,126
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	17,354,544
Dominion Resources, Inc., 6.375% Cv.	264,950	13,183,912
Exelon Corp., 6.50% Cv.	662,500	28,500,750
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	646,125	57,750,652
iStar, Inc., 4.50% Cv., Non-Vtg.	1,214,950	54,636,302
Post Holdings, Inc., 5.25% Cv.	657,265	71,806,201

4   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Preferred Stocks (Continued)
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.[2]	42,950	$41,955,282
Total Preferred Stocks (Cost $360,463,748)		341,214,037

	Units
Rights, Warrants and Certificates—0.0%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $7,005,252)	2,725,000	186,935

	Principal Amount
Mortgage-Backed Obligations—0.1%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	$721,767	656,127
Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 3.475%, 5/20/36[5]	84,812	79,315
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.882%, 6/25/34[5]	138,842	137,513
Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	9	9
9.00%, 8/1/22	413	439
9.00%, 8/1/22	12	13
9.00%, 3/1/24	223	243
9.00%, 3/1/24	73	74
9.00%, 1/1/25	309	365
9.00%, 5/1/25	65	74
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 11.371%, 4/1/27[6]	80,971	17,044
Series 192, Cl. IO, 5.068%, 2/1/28[6]	24,812	5,231
Series 243, Cl. 6, 0.00%, 12/15/32[6,7]	85,895	16,373
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.267%, 6/1/26[8]	25,586	24,154
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	3,783	4,181
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 46.514%, 3/15/29[6]	83,741	18,903
Series 2796, Cl. SD, 44.868%, 7/15/26[6]	118,069	22,471
Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	91,701	109,905
8.50%, 7/1/32	4,631	5,073
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 35.433%, 3/25/23[6]	138,766	16,314
Series 222, Cl. 2, 17.087%, 6/25/23[6]	177,901	30,226
Series 247, Cl. 2, 38.198%, 10/25/23[6]	50,823	8,827
Series 252, Cl. 2, 35.515%, 11/25/23[6]	164,555	35,530
Series 319, Cl. 2, 0.00%, 2/25/32[6,7]	42,377	8,973
Series 320, Cl. 2, 7.915%, 4/25/32[6]	250,444	66,822
Series 331, Cl. 9, 10.406%, 2/25/33[6]	21,135	4,667
Series 334, Cl. 17, 17.356%, 2/25/33[6]	95,649	18,879
Series 339, Cl. 12, 0.00%, 6/25/33[6,7]	171,176	36,744
Series 343, Cl. 13, 2.609%, 9/25/33[6]	174,753	34,750
Series 343, Cl. 18, 0.00%, 5/25/34[6,7]	24,620	4,824
Series 345, Cl. 9, 0.00%, 1/25/34[6,7]	144,414	29,358
Series 351, Cl. 10, 0.00%, 4/25/34[6,7]	39,493	7,397
Series 351, Cl. 8, 0.00%, 4/25/34[6,7]	86,054	16,270

5   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 356, Cl. 10, 0.00%, 6/25/35[6,7]	$62,557	$12,195
Series 356, Cl. 12, 0.00%, 2/25/35[6,7]	30,525	6,063
Series 362, Cl. 13, 0.00%, 8/25/35[6,7]	377,911	79,874
Series 364, Cl. 16, 0.00%, 9/25/35[6,7]	145,076	25,425
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 26.217%, 12/18/31[6]	2,430	513
Series 2001-65, Cl. S, 22.311%, 11/25/31[6]	164,589	36,438
Series 2001-68, Cl. SC, 26.653%, 11/25/31[6]	1,554	349
Series 2001-81, Cl. S, 18.67%, 1/25/32[6]	41,736	11,652
Series 2002-47, Cl. NS, 25.779%, 4/25/32[6]	97,387	22,865
Series 2002-51, Cl. S, 25.968%, 8/25/32[6]	89,423	19,441
Series 2002-52, Cl. SD, 32.231%, 9/25/32[6]	128,110	31,212
Series 2002-7, Cl. SK, 21.167%, 1/25/32[6]	2,708	539
Series 2002-77, Cl. BS, 20.884%, 12/18/32[6]	5,319	1,215
Series 2002-77, Cl. SH, 27.596%, 12/18/32[6]	62,519	13,873
Series 2002-9, Cl. MS, 20.909%, 3/25/32[6]	59,118	13,888
Series 2002-90, Cl. SN, 25.065%, 8/25/32[6]	4,389	856
Series 2002-90, Cl. SY, 31.622%, 9/25/32[6]	2,370	454
Series 2003-4, Cl. S, 26.677%, 2/25/33[6]	92,836	23,990
Series 2003-46, Cl. IH, 0.00%, 6/25/23[6,7]	539,389	68,523
Series 2004-54, Cl. DS, 35.837%, 11/25/30[6]	118,324	23,009
Series 2005-14, Cl. SE, 31.50%, 3/25/35[6]	149,845	24,713
Series 2005-93, Cl. SI, 16.351%, 10/25/35[6]	78,590	14,142
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.066%, 9/25/23[8]	69,899	67,108
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	13,829	14,306
7.00%, 4/15/26	27,187	30,227
7.50%, 5/15/27	166,615	189,590
8.00%, 5/15/17	1,269	1,280
8.50%, 8/15/17	119	122
8.50%, 11/15/17	126	128
8.50%, 12/15/17	130	134
8.50%, 12/15/17	445	457
Government National Mortgage Assn. II Pool, 1.75%, 3/20/26[5]	6,950	7,158
Government National Mortgage Assn., Interest-Only Stripped Mtg.- Backed Security, Series 2002-15, Cl. SM, 52.362%, 2/16/32[6]	158,197	30,217
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.778%, 4/21/34[5]	145,735	148,653
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	25,249	20,384
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.525%, 12/25/35[5]	214,657	208,040
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.832%, 10/25/36[5]	166,891	161,651
Total Mortgage-Backed Obligations (Cost $2,740,727)		2,727,772

6   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
U.S. Government Obligation—0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $426,837)	$425,000	$429,395

Non-Convertible Corporate Bonds and Notes—1.4%
Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	247,548
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	694,945
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	260,794
Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	237,128
7.75% Jr. Sub. Nts., 5/14/38	369,000	499,325
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[9]	940,000	1,079,476
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	469,215
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	425,545
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	164,090
Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	284,915
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	366,707
CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	145,715
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	519,862
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	604,151
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	445,007
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	164,639
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	454,411
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	565,209
El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	798,898
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	306,830
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	305,653
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	306,870
Frontier Communications Corp.:
8.25% Sr. Unsec. Nts., 4/15/17	465,000	488,831
11.00% Sr. Unsec. Nts., 9/15/25[9]	7,985,000	7,725,574
General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[5]	1,005,000	1,067,812
Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[5,10]	631,000	487,447
Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[9]	78,000	77,527
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	187,753
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	188,698
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	584,577
International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	545,389
J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	25,291,000	20,991,530
5.75% Sr. Unsec. Nts., 2/15/18	2,496,000	2,371,200
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[5,11]	900,000	909,563
Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	202,089
Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	404,335
Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[9]	808,000	874,144
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[5]	1,102,000	803,771
Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[9]	598,000	687,564
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[9]	735,000	833,489

7   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	$580,000	$590,939
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	331,742
Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	241,504
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,335,736
Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	640,920
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	798,000	501,743
Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	666,767
Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	571,255
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	347,627
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[9]	763,000	843,399
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	201,000	213,236
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	475,115
Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[9]	354,000	413,359
Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	507,148
Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[5,9,11]	400,000	401,000
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[5,9,11]	1,077,000	1,088,489
Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	651,402
Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[9]	540,000	722,464
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	330,510
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[5,11]	243,000	243,826
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	411,000	359,741
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	326,188
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	407,788
Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	413,280
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K5,11	382,000	399,668
Willis Towers Watson plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	564,772
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[9]	390,000	394,806
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[5,10]	598,000	602,784
Total Non-Convertible Corporate Bonds and Notes (Cost $62,028,002)		63,365,434

Convertible Corporate Bonds and Notes—7.6%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	72,603,000	36,982,153
iStar, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	1,596,000	1,614,317
MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	25,529,000	28,704,169
9.00% Cv. Jr. Sub. Nts., 4/1/63[9]	111,421,000	126,671,750
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	75,113,000	53,095,502
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	40,115,000	19,205,056
4.75% Cv. Sr. Sub. Nts., 4/15/19	80,395,000	33,866,394
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	41,228,000	44,938,520
Total Convertible Corporate Bonds and Notes (Cost $440,808,456)		345,077,861

	Shares
Structured Securities—0.5%
Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	248,452	6,526,270

8   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Structured Securities (Continued)
UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/31/16[9]	1,159,019	$7,662,094
UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/8/16[9]	1,458,576	9,580,462
Total Structured Securities (Cost $31,855,728)		23,768,826

		Exercise	Expiration
		Price	Date		Contracts
Exchange-Traded Options Purchased—0.0%
Abbvie, Inc. Put[2]	USD	55.000	2/19/16	USD	1,950	370,500
Abbvie, Inc. Put[2]	USD	50.000	2/19/16	USD	2,000	110,000
Alphabet, Inc. Put[2]	USD	650.000	3/18/16	USD	50	38,500
Amazon.com, Inc. Put[2]	USD	500.000	3/18/16	USD	375	168,750
Apple, Inc. Put[2]	USD	90.000	3/18/16	USD	2,250	303,750
Coca-Cola Co. (The) Put[2]	USD	38.000	2/19/16	USD	3,750	22,500
Comcast Corp. Put[2]	USD	52.500	3/18/16	USD	1,000	117,000
Comcast Corp. Put[2]	USD	50.000	2/19/16	USD	2,000	50,000
Edison International Put[2]	USD	55.000	2/19/16	USD	3,000	22,500
General Electric Co. Put[2]	USD	27.000	2/19/16	USD	3,000	42,000
Johnson & Johnson Put[2]	USD	90.000	3/18/16	USD	1,000	35,000
Johnson & Johnson Put[2]	USD	90.000	2/19/16	USD	4,250	42,500
Kraft Heinz Co. (The) Put[2]	USD	65.000	2/19/16	USD	5,250	26,250
Merck & Co., Inc. Put[2]	USD	50.000	2/19/16	USD	2,250	222,750
Oracle Corp. Put[2]	USD	33.000	2/19/16	USD	4,250	51,000
Pfizer, Inc. Put[2]	USD	28.000	3/18/16	USD	1,100	37,400
Pfizer, Inc. Put[2]	USD	28.000	2/19/16	USD	2,000	36,000
Procter & Gamble Co. (The) Put[2]	USD	70.000	2/19/16	USD	3,000	9,000
UnitedHealth Group, Inc. Put[2]	USD	100.000	2/19/16	USD	4,000	128,000
Walgreens Boots Alliance, Inc. Put[2]	USD	75.000	2/19/16	USD	4,250	293,250
Total Exchange-Traded Options Purchased (Cost $4,406,511)						2,126,650
Total Investments, at Value (Cost $4,595,965,916)					100.3%	4,554,830,838
Net Other Assets (Liabilities)					(0.3)	(14,905,259)
Net Assets					100.0%	$4,539,925,579

9   OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $166,818,692. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares January 29, 2016 [a]

Beazer Homes USA, Inc.	2,403,663	227,500	246,163	2,385,000
MBIA, Inc.	9,370,000	150,300	870,300	8,650,000
Oppenheimer Institutional Money Market Fund, Cl. E	3,336,037	225,567,346	228,903,383	—

	Value	Income	Realized Loss

Beazer Homes USA, Inc.	$20,391,750	$—	$2,453,240
MBIA, Inc.	57,609,000	—	4,779,983
Oppenheimer Institutional Money Market Fund, Cl. E	—	15,871	—

Total	$78,000,750	$15,871	$7,233,223

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

4. Security is a Master Limited Partnership.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $861,049 or 0.02% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $91,262 or less than 0.005% of the Fund’s net assets at period end.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $159,055,510 or 3.50% of the Fund’s net assets at period end.

10 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

10. Restricted security. The aggregate value of restricted securities at period end was $1,090,231, which represents 0.02% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$540,147	$487,447	$(52,700)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	7/26/11	599,308	602,784	3,476

		$1,139,455	$1,090,231	$(49,224)

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Exchange-Traded Options Written at January 29, 2016
		Exercise	Expiration	Number of		Premiums
Description		Price	Date	Contracts		Received	Value
Abbvie, Inc. Put	USD	59.000	2/19/16	USD	(1,000)	$223,955	$(490,000)
Abbvie, Inc. Put	USD	60.000	2/19/16	USD	(925)	376,374	(541,125)
Abbvie, Inc. Put	USD	52.000	2/19/16	USD	(1,000)	93,957	(85,000)
Abbvie, Inc. Put	USD	54.000	2/19/16	USD	(1,000)	170,065	(175,000)
Allstate Corp. Put	USD	62.500	2/19/16	USD	(450)	236,002	(117,450)
Alphabet, Inc. Put	USD	690.000	2/19/16	USD	(50)	97,846	(53,500)
Amazon.com, Inc. Put	USD	540.000	3/18/16	USD	(325)	438,397	(371,800)
Apple, Inc. Put	USD	95.000	2/19/16	USD	(2,000)	619,906	(316,000)
AT&T, Inc. Call	USD	36.000	2/19/16	USD	(500)	11,729	(25,500)
AT&T, Inc. Call	USD	36.500	2/19/16	USD	(1,000)	17,463	(27,000)
Beazer Homes USA, Inc. Put	USD	15.000	5/20/16	USD	(750)	312,713	(476,250)
CenturyLink, Inc. Call	USD	25.000	2/19/16	USD	(250)	17,864	(25,750)
Chevron Corp. Call	USD	90.000	2/19/16	USD	(300)	37,934	(33,000)
Chevron Corp. Call	USD	87.500	2/19/16	USD	(100)	24,396	(19,500)
Coca-Cola Co. (The) Call	USD	43.500	2/19/16	USD	(50)	1,598	(2,400)
Coca-Cola Co. (The) Put	USD	40.000	2/19/16	USD	(3,500)	161,351	(42,000)
Comcast Corp. Put	USD	55.000	2/19/16	USD	(2,000)	320,911	(272,000)
Edison International Call	USD	65.000	3/18/16	USD	(500)	27,229	(27,500)
Edison International Put	USD	60.000	2/19/16	USD	(4,000)	719,010	(180,000)
Exxon Mobil Corp. Call	USD	75.000	2/19/16	USD	(50)	9,098	(17,250)
Exxon Mobil Corp. Call	USD	80.000	2/19/16	USD	(200)	31,141	(13,600)
Exxon Mobil Corp. Call	USD	82.500	2/19/16	USD	(100)	7,296	(2,300)
General Electric Co. Call	USD	28.500	2/19/16	USD	(400)	15,383	(33,200)
General Electric Co. Put	USD	29.000	2/19/16	USD	(2,000)	155,764	(120,000)
Johnson & Johnson Call	USD	105.000	2/19/16	USD	(500)	25,356	(62,500)
Johnson & Johnson Call	USD	106.000	2/19/16	USD	(500)	16,649	(44,000)
Johnson & Johnson Put	USD	95.000	2/19/16	USD	(2,500)	580,136	(62,500)
Johnson & Johnson Call	USD	107.000	2/19/16	USD	(250)	11,119	(12,500)
Kinder Morgan, Inc. Call	USD	16.000	3/18/16	USD	(500)	59,228	(79,000)
Kinder Morgan, Inc. Call	USD	15.000	2/19/16	USD	(1,000)	85,957	(182,000)
Kinder Morgan, Inc. Call	USD	15 .500	2/19/16	USD	(450)	37,380	(62,550)
Kinder Morgan, Inc. Call	USD	16 .000	2/19/16	USD	(750)	34,668	(84,750)
Kohl’s Corp. Call	USD	55 .000	2/19/16	USD	(1,000)	86,582	(19,000)
Kraft Heinz Co. (The) Put	USD	70 .000	2/19/16	USD	(5,000)	1,265,769	(100,000)
Marathon Oil Corp. Call	USD	11 .000	2/19/16	USD	(250)	10,419	(8,000)
Marathon Oil Corp. Call	USD	9 .000	2/19/16	USD	(650)	40,872	(79,300)

11 OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
		Exercise	Expiration	Number of		Premiums
Description		Price	Date	Contracts		Received	Value
Marathon Oil Corp. Call	USD	10.000	2/19/16	USD	(1,500)	$79,744	$(88,500)
Merck & Co., Inc. Put	USD	51.500	2/19/16	USD	(2,000)	262,912	(340,000)
Merck & Co., Inc. Put	USD	57.500	4/15/16	USD	(1,130)	668,901	(923,210)
MGIC Investment Corp. Put	USD	6 .000	2/19/16	USD	(2,500)	52,395	(21,250)
MGIC Investment Corp. Call	USD	6 .500	2/19/16	USD	(250)	6,239	(7,750)
MGIC Investment Corp. Call	USD	6 .000	2/19/16	USD	(250)	5,740	(14,625)
Microsoft Corp. Call	USD	57.500	2/19/16	USD	(250)	5,944	(6,500)
Microsoft Corp. Call	USD	57.000	2/19/16	USD	(250)	6,115	(8,750)
Molson Coors Brewing Co. Call	USD	90.000	2/19/16	USD	(50)	10,098	(15,000)
NRG Energy, Inc. Call	USD	12.000	3/18/16	USD	(250)	13,489	(12,500)
Oracle Corp. Put	USD	37.000	2/19/16	USD	(3,500)	1,049,836	(430,500)
Pfizer, Inc. Put	USD	32.000	2/19/16	USD	(1,500)	280,433	(297,750)
Pfizer, Inc. Put	USD	30.000	2/19/16	USD	(2,000)	132,614	(122,000)
Pfizer, Inc. Put	USD	31.000	2/19/16	USD	(1,175)	100,999	(152,750)
Philip Morris International, Inc. Call	USD	91.000	2/19/16	USD	(250)	13,499	(28,500)
Philip Morris International, Inc. Call	USD	92.500	2/19/16	USD	(325)	24,036	(21,125)
Philip Morris International, Inc. Call	USD	87.500	2/19/16	USD	(50)	6,098	(17,000)
Procter & Gamble Co. (The) Call	USD	80.000	2/19/16	USD	(50)	1,548	(11,650)
UnitedHealth Group, Inc. Put	USD	105.000	2/19/16	USD	(3,500)	790,540	(213,500)
Walgreens Boots Alliance, Inc. Put	USD	77 .500	2/19/16	USD	(4,000)	725,760	(524,000)
Williams Cos., Inc. (The) Call	USD	22 .000	3/18/16	USD	(250)	32,239	(30,250)
Total of Exchange-Traded Options Written						$10,650,696	$(7,550,335)

12 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

13 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

14 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities

Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads,

commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

15 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$462,970,476	$—	$—	$462,970,476
Consumer Staples	199,485,868	—	—	199,485,868
Energy	316,307,875	—	—	316,307,875
Financials	1,361,740,140	—	—	1,361,740,140
Health Care	491,650,618	—	—	491,650,618
Industrials	210,628,095	—	—	210,628,095
Information Technology	336,770,314	—	—	336,770,314
Materials	76,468,042	—	—	76,468,042
Telecommunication Services	197,522,250	—	—	197,522,250
Utilities	122,390,250	—	—	122,390,250
Preferred Stocks	286,577,735	54,636,302	—	341,214,037
Rights, Warrants and Certificates	186,935	—	—	186,935
Mortgage-Backed Obligations	—	2,727,772	—	2,727,772
U.S. Government Obligation	—	429,395	—	429,395
Non-Convertible Corporate Bonds and Notes	—	63,365,434	—	63,365,434
Convertible Corporate Bonds and Notes	—	345,077,861	—	345,077,861
Structured Securities	—	23,768,826	—	23,768,826
Exchange-Traded Options Purchased	2,126,650	—	—	2,126,650

Total Assets	$4,064,825,248	$490,005,590	$—	$4,554,830,838

16 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Options written, at value	$(7,550,335)	$—	$—	$(7,550,335)

Total Liabilities	$(7,550,335)	$—	$—	$(7,550,335)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$773,453	$(773,453)

Total Assets	$773,453	$(773,453)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund

17 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

(“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

18 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

19 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $960,282 purchased put options.

20 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,476,993 and $7,213,739 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of
October 30, 2015	78,716	$15,606,997
Options written	142,295	23,122,042
Options closed or expired	(92,007)	(11,928,926)
Options exercised	(68,174)	(16,149,417)

Options outstanding as of January 29, 2016	60,830	$10,650,696

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

21 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

22 OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$4,617,492,379
Federal tax cost of other investments	(10,650,696)

Total federal tax cost	$4,606,841,683

Gross unrealized appreciation	$542,432,574
Gross unrealized depreciation	(601,993,754)

Net unrealized depreciation	$(59,561,180)

23 OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016